UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 28, 2008
ALLIANCE SEMICONDUCTOR CORPORATION
(Exact name of registrant as specified in its charter)
000-22594
(Commission File Number)

Delaware	77-0057842
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
4633 Old Ironsides Drive, Suite 240
Santa Clara, California 95054-1836
(Address of principal executive offices, with zip code)
(408) 855-4900
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
On April 28, 2008, Alliance Semiconductor Corporation issued a press release announcing the declaration of a cash dividend and providing a business and financial update, including information relating to the fiscal year and fourth quarter ended March 31, 2008. A copy of this press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On April 28, 2008, Alliance Semiconductor Corporation issued a press release announcing that its Board of Directors declared a special one-time cash dividend of $0.10 per share. The dividend is payable May 20, 2008 to shareholders of record as of May 12, 2008.
Mel Keating, President and CEO of Alliance, said, “With the payment of this dividend, our Board will have returned a total of $4.10 per share in cash dividends to our stockholders since July 2007.”
A copy of the press release announcing the cash dividend and providing a business and financial update for the Company is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 28, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANCE SEMICONDUCTOR CORPORATION
Date: April 28, 2008	By:	/s/ Melvin L. Keating
Melvin L. Keating
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated April 28, 2008.